BUSINESS COMBINATIONS	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
BUSINESS COMBINATIONS [Text Block]

NOTE 6:- BUSINESS COMBINATIONS

On March 15, 2019, IMC acquired Adjupharm GmbH ("Adjupharm"), a licensed GMP producer with wholesale, narcotics handling and import licenses for medical cannabis. As part of its global expansion and penetration plan into the European market, IMC acquired 100% of Adjupharm's issued and outstanding shares for €924 thousand ($1,400) paid in cash.

The Company recognized the fair value of the assets acquired and liabilities assumed in the business combination based on a valuation prepared by an external valuation specialist.

The fair value of the identifiable assets acquired and liabilities assumed of Adjupharm on the acquisition date:

Fair value
Assets

Cash and cash equivalents	$84
Trade and other receivables	70
Inventories	224
Property, plant and equipment	1,074
Intangible assets	996

Total identifiable assets	2,448

Liabilities

Bank credit	(321)
Trade payables	(84)
Other payables	(44)
Bank loan	(624)
Deferred tax	(267)

Total identifiable liabilities	(1,340)

Total identifiable assets, net	1,108

Goodwill arising on acquisition	292

Total purchase price	$1,400

Acquisition costs that are directly attributable to the transaction of approximately $104 were recorded in profit or loss.

As part of the acquisition, the Company agreed to either (i) arrange for the release of the security provided by the sellers for the bank loan and bank credit of Adjupharm in the amount of €680 thousand (approximately $1,026) or (2) repay the aforementioned bank loan and bank credit. In that connection, the Company deposited €720 thousand (approximately $1,090) in escrow (restricted cash) to secure the Company's aforementioned obligation. During the three-months period ended June 30, 2019, the funds in escrow were used to repay the bank loan and bank credit.

Cash outflow/inflow on the acquisition:

Cash and cash equivalents acquired with the acquiree at the acquisition date	$84
Cash paid	(1,400)

Net cash outflow	$(1,316)

From the acquisition date, and if the business combination had taken place at the beginning of the year, Adjupharm's results of operations (i.e., net loss and revenues) were immaterial to the consolidated net loss and consolidated revenues.

The goodwill arising on acquisition is attributed to the expected benefits from the synergies of the combination of the activities of the Company and Adjupharm.

The goodwill recognized is not expected to be deductible for income tax purposes.

On March 21, 2019, following the acquisition, the Company granted to Adjupharm's CEO 5% of Adjupharm's Ordinary shares. As a result, the Company recorded an expense in the amount of $63. In addition, Adjupharm's CEO was granted with restricted shares representing 4.98% of the Adjupharm's Ordinary shares, of which, 2.5% and 2.48% shall vest on March 1, 2020 and 2021, respectively, provided Adjupharm's CEO is employed as CEO in each of the respective vesting dates. The fair value of the restricted shares on the date of grant was $63.

The share-based payment expenses of subsidiary for the years ended December 31, 2020 and 2019, amounted to $59 and $102, respectively.

See Note 11 for additional information on goodwill and intangible assets.